Asset Retirement Obligations	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligations	ASSET RETIREMENT OBLIGATIONS

	December 31, 2020	December 31, 2019
Balance, beginning of year	$667,974	$646,898
Liabilities incurred	15,189	21,748
Liabilities settled	(7,168)	(15,417)
Liabilities acquired from property acquisitions	—	1,648
Liabilities divested	(721)	(1,331)
Property swaps	(525)	792
Accretion (note 16)	8,978	13,713
Government grants (1)	(2,128)	—
Change in estimate (2)	(12,771)	19,632
Changes in discount rates and inflation rates	92,576	(17,486)
Foreign currency translation	(1,021)	(2,223)
Balance, end of year	$760,383	$667,974
Less current portion of asset retirement obligations	11,820	11,579
Non-current portion of asset retirement obligations	$748,563	$656,395
(1)Baytex received $2.1 million of government grants from the Governments of Alberta and Saskatchewan. The grants were used to abandon and reclaim well sites which reduced our assets retirement obligations and was included in other income.
(2)Changes in the estimated costs, the timing of abandonment and reclamation and the status of wells are factors resulting in a change in estimate.

At December 31, 2020, the undiscounted amount of estimated cash flows required to settle the asset retirement obligations is $721.0 million (December 31, 2019 - $714.8 million). The discounted amount of estimated cash flow required to settle the asset retirement obligations at December 31, 2020, calculated using an estimated inflation rate of 1.5% (December 31, 2019 - 1.4%) and a risk free discount rate of 1.2% (December 31, 2019 - 1.8%), is $760.4 million (December 31, 2019 - $668.0 million). These costs are expected to be incurred over the next 60 years.